UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 10, 2014
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4300 Six Forks Road Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)

(919) 716-7000
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 10, 2014, First Citizens BancShares, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Citizens Bancorporation, Inc., a South Carolina corporation (“South”), pursuant to which South will merge with and into the Company, whereupon the separate corporate existence of South will cease and the Company will survive (the “Merger”).  It is anticipated that immediately following the Merger, First Citizens Bank and Trust Company, Inc., a South Carolina state-chartered bank and a wholly-owned subsidiary of South (“First Citizens South Bank”), will merge with and into First-Citizens Bank & Trust Company, a North Carolina state-chartered bank and wholly-owned subsidiary of the Company (“First Citizens North”), whereupon the separate corporate existence of First Citizens South Bank will cease and First Citizens North will survive.

The Merger Agreement has been approved by the independent members of the Company’s Board of Directors following a recommendation by a special committee of independent members of the Company’s Board of Directors.  In addition, the Merger Agreement has been approved by the independent members of South’s Board of Directors following a recommendation by a special committee of independent members of South’s Board of Directors.  Subject to approval by the shareholders of South of the Merger Agreement and the Merger, the approval by the shareholders of the Company of the Merger Agreement and the Merger, the issuance of shares pursuant to the Merger, and an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Company Class A common stock to enable the issuance of shares in the Merger (and other related actions), and certain regulatory approvals and other customary closing conditions, the parties anticipate completing the Merger in the fourth quarter of 2014.

The Merger Agreement provides that each share of South common stock will be converted into the right to receive 4.00 shares of the Company’s Class A common stock and $50.00 cash, unless the holder elects for each share of such holder’s South common stock to be converted into the right to receive 3.58 shares of the Company’s Class A common stock and 0.42 shares of the Company’s Class B common stock.

The Merger Agreement contains representations, warranties and covenants of the Company and South including, among others, covenants that require (i) South to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the effective time of the Merger or earlier termination of the Merger Agreement and (ii) South not to engage in certain kinds of transactions during such period (without the prior written consent of the Company).  Subject to certain terms and conditions, the board of directors of each of the Company and South will recommend the approval and adoption of the Merger Agreement and the Merger contemplated thereby, and will solicit proxies voting in favor of the Merger Agreement from their respective shareholders.  South has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions.

The Merger Agreement provides that upon completion of the Merger, the Company will have a 13-member board of directors, of which three directors will be current members of the South board of directors designated by the Company prior to completion of the Merger (after consultation with South) and at least two of which will be independent directors, as defined in the NASDAQ listing rules.

The Merger Agreement provides certain termination rights for both the Company and South, and further provides that upon termination of the Merger Agreement under certain circumstances, South will be obligated to pay the Company a termination fee equal to $6,450,000, $10,000,000 or $22,574,000, depending on the circumstances of the termination.

As noted above, consummation of the Merger is subject to various conditions, including (i) receipt of the requisite approvals of the respective shareholders of the Company and South, (ii) receipt of regulatory approvals, (iii) absence of any law or order prohibiting the closing, and (iv) effectiveness of the registration statement to be filed by the Company with the Securities and Exchange Commission (the “SEC”) with respect to the common stock to be issued in the Merger.   In addition, South’s obligation to consummate the Merger is subject to the condition that a majority of the votes entitled to be cast on the Merger by minority shareholders of South (which minority holds approximately 36.15 percent of the aggregate outstanding voting common stock of South) are not cast against the Merger.  Each party’s obligation to consummate the Merger is subject to certain other conditions, including the accuracy of the representations and warranties of the other party and compliance of the other party with its covenants in all material respects.

A copy of the Merger Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms.  Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the Merger described therein, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, may be subject to a contractual standard of materiality different from what a shareholder might view as material, may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, may have been qualified by certain disclosures not reflected in the Merger Agreement that were made to the other party in connection with the negotiation of the Merger Agreement and generally were solely for the benefit of the parties to that agreement.  Shareholders should not rely on the representations, warranties, covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, South or any of their respective affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Frank B. Holding a former director of the Company and one of its stockholders and also is a shareholder and former director of South.  Frank B. Holding, Jr., the Company’s Chairman and Chief Executive Officer, also is a shareholder and director of South.  Members of the Holding family, including those members who serve as directors of the Company and in management positions with the Company, and certain family members’ related entities, including family-owned entities, may be considered to beneficially own, in the aggregate, (i) approximately 24.6 percent of the outstanding shares of the Company’s Class A common stock and approximately 66.5 percent of the outstanding shares of the Company’s Class B common stock, together representing approximately 52.2 percent of the total votes entitled to be cast by all outstanding shares of both classes of the Company’s common stock and (ii) approximately 48.5 percent of the outstanding shares of South voting common stock.

In addition, the Company’s investment securities available for sale include an equity investment in South (approximately 4.9 percent of the outstanding shares of South voting common stock) and South’s investment securities available for sale include an equity investment in the Company (approximately 2.0 percent of the outstanding shares of the Company’s Class A common stock and approximately 4.4 percent of the outstanding shares of the Company’s Class B common stock ). Also, other entities in which members of the Holding family are shareholders and serve as directors and/or officers hold approximately 3.2 percent of the outstanding shares of the Company’s Class A common stock, approximately 2.4 percent of the outstanding shares of the Company’s Class B common stock and approximately 8.8 percent of the outstanding shares of South voting common stock.

For a number of years, the Company has provided a variety of data processing and other services to South (including the consulting services of Frank B. Holding), for which it billed South an aggregate of approximately $25,673,000 during 2013, and the Company has granted South a license to use certain trademarks associated with the name “First Citizens.”

Pursuant to General Instruction F to Form 8-K, a joint press release issued by the Company and South is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of the Company’s and South’s financial condition, results of operations, asset and credit quality trends and profitability and statements about the expected timing, completion, financial benefits and other effects of the proposed Merger.  Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning.  These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that could cause actual results to differ materially from those expressed in such forward-looking statements include the ability to obtain regulatory approvals and meet other closing conditions in the merger, including shareholder approval of each party, on the expected terms and schedule, delay in closing the merger, difficulties and delays in integrating the businesses of the companies or fully realizing cost savings and other benefits of the merger, changes in interest rates and capital markets and other factors detailed in the Company’s filings with the SEC.  These forward-looking statements are made only as of the date of this Report, and neither the Company nor South undertakes an obligation to release revisions to these forward looking statements to reflect events or conditions after the date of this Report.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed solicitation material in respect of the proposed Merger.  In connection with the proposed Merger, the Company will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of the Company and South, a prospectus relating to Company common stock and other documents relevant to the proposed transaction.  SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Once available, a free copy of the joint proxy statement/prospectus, as well as other filings containing information about the Company, may be obtained at the SEC’s website at http://www.sec.gov.  These documents will also be available, free of charge, from the Company at www.firstcitizens.com/meet-first-citizens/corporate-information/corporate-profile/ or by directing a request to: Proxy Request, Post Office Box 27131, Raleigh, North Carolina 27611-7131, or by calling (919) 716-7711.

The Company and South and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed Merger.  Information about the executive officers and directors of the Company is set forth in the proxy statement for the Company’s 2014 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 17, 2014.  Information about the executive officers and directors of South may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed Merger when it becomes available.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Effective on June 10, 2014, the Board of Directors of the Company adopted and approved Amended and Restated Bylaws for the Company.  The Amended and Restated Bylaws reflect revisions to the previous Bylaws to add certain new provisions or replace certain previous provisions, to expand and clarify various provisions, and to conform the wording of various provisions to the current wording of the General Corporation Law of the State of Delaware (the “Delaware Corporation Statutes”).  The following is a summary of the material revisions reflected in the Amended and Restated Bylaws.  The summary is qualified in its entirety by reference to the full Amended and Restated Bylaws filed as Exhibit 3.1 to this Report.

Article II.  Meetings of Shareholders

(a)	Section 4 has been revised to expand and clarify, and conform to the wording of the Delaware Corporation Statutes, provisions relating to notices and adjournments of meetings of shareholders. In particular, as revised, Section 4 tracks the Delaware Corporation Statutes with respect to requirements for the timing and content of notices of meetings and procedural aspects of adjournments.

(b)	Section 5 has been revised to expand and clarify, and conform to the wording of the Delaware Corporation Statutes, provisions relating to the preparation of lists of shareholders entitled to notice of and to vote at meetings of shareholders and the availability of those lists for examination.

(c)	Section 8 has been revised, consistent with the Delaware Corporation Statutes, to reflect that, in addition to the Company’s Restated Certificate of Incorporation, the rules or regulations of any stock exchange or other laws or regulations applicable to the Company, or the Bylaws, may provide that the approval of certain matters by shareholders requires a different vote than a majority of the voting power present in person or represented by proxy, which is the default vote required by the Bylaws.

(d)	Section 9 has been revised to expand and clarify, and conform to the wording of the Delaware Corporation Statutes, provisions relating to the delivery of written consents by shareholders to action without a meeting and notices of any such action taken without a meeting.

(e)	Section 11 has been revised to (i) expand the information required to be provided to the Company under the advance notice provisions regarding nominations or other business to be proposed by shareholders, (ii) modify provisions relating to the timing of required advance notices, (iii) establish requirements for qualified representatives of shareholders who may present nominations or other business on behalf of shareholders at meetings, and (iv) make other revisions to clarify the advance notice requirements.

Article III.  Directors

(a)	Section 2 has been modified to (i) require that not less than three-fourths of the Company’s directors be citizens of the United States of America rather than of North Carolina, and (ii) require that, to be eligible for election and to serve, or to continue to serve, as a director, a person must own at least 100 shares of the Company’s common stock, either individually in his or her name, jointly with his or her spouse, or in an account for his or her direct benefit. The previous Bylaws provided only for stock ownership requirements as provided by North Carolina law, of which there currently are none for directors of the Company or its bank subsidiary.

(b)	Section 6 and various other sections of the Bylaws have been revised to eliminate references to the position of Executive Vice Chairman.

(c)	Section 7 has been revised to clarify the authority to reimburse expenses incurred by members of Board committees in connection with their service.

(d)	Section 8 has been revised to reflect the Board of Directors’ election for the Company to be governed by Section 141(c)(2) of the Delaware Corporation Statutes, which expands the powers and authority of the Board that committees of the Board may be authorized to exercise. Under that statute, the Bylaws, or a Board resolution, may authorize a Board committee to exercise all powers and authority of the Board other than (i) the approval or adoption, or recommendation to shareholders, of an action or matter (other than the election or removal of directors) that is expressly required by the Delaware Corporation Statutes to be submitted to stockholders for approval, or (ii) the adoption, amendment, or repeal of any Bylaw. The Company previously was governed by Section 141(c)(1) of the Delaware Corporation Statutes which imposed broader restrictions on the ability of a committee to exercise Board powers and authority.

Article IV.  Meetings of Directors

(a)	Section 3 has been revised, consistent with the Delaware Corporation Statutes, to clarify the methods by which notices of meetings of the Board may be given and the business that may be transacted at special meetings of the Board.

(b)	Section 6 has been revised, consistent with the Delaware Corporation Statutes, to clarify that written consent by directors to action without a meeting may be given electronically, and to eliminate a provision intended to permit a director to abstain from voting on a matter but still give consent in order to facilitate Board action without a meeting.

Article V.  Executive Committee

(a)	Section 1 has been revised to reflect the Board's election for the Company to be governed by Section 141(c)(2) as described above and to revise the description of the authority granted to the Executive Committee of the Board to reflect the revisions to Article III, Section 8, described above.

(b)	Former Section 5, regarding the effect of the appointment of an Executive Committee on the responsibilities of directors, and former Section 6, regarding the appointment of ex officio members of the Executive Committee, have been deleted from the Bylaws.

Article VII.  Officers

(a)	Section 1 and various of the other provisions of Article VII have been revised to (i) expand and clarify the authority of the Board of Directors to designate officer positions and titles in addition to those specifically listed in the Bylaws in order to provide flexibility in the Company’s management structure, (ii) revise provisions relating to determination of the authority and duties of all officers, (iii) revise provisions relating to succession to the duties and responsibilities of the Chairman of the Board, in the event of his or her inability to perform, until a permanent replacement has been appointed, and (iv) conform the provisions of Article VII to the revision to Article III, Section 6, by eliminating references to the position of Executive Vice Chairman.

Article IX.  Stock and Stock Transfer

(a)	Section 1 has been revised, consistent with the Delaware Corporation Statutes, to provide that the Board of Directors, by resolution, may provide for some or all of any or all classes or series of the Company’s stock to be issued only in uncertificated form. Previously, the Bylaws appeared to permit shareholders to elect for their shares to be held in certificated or uncertificated form.

(b)	Section 3 has been rewritten to expand and clarify, and conform to the wording of the Delaware Corporation Statutes, provisions relating to the setting of record dates. In particular, as revised, Section 3 tracks the Delaware Corporation Statutes with respect to, among other purposes, the determination of shareholders entitled to receive notice of and to vote at meetings of shareholders, to act by written consent, and to receive dividends or distributions on the Company’s stock.

(c)	Section 4 has been rewritten to conform to the wording of the Delaware Corporation Statutes provisions relating to the replacement of lost stock certificates and to eliminate an obsolete provision relating to advertising lost certificates.

Article X.  General Provisions

(a)	Former Section 3, which provided for a statement of the Company’s business and condition to be presented at meetings of shareholders, has been deleted as unnecessary for a public company subject to the reporting and annual report requirements of the Securities Exchange Act of 1934.

(b)	Section 4 has been revised, consistent with the Delaware Corporation Statutes, to clarify that (i) to the extent permitted by law, notices required to be given to shareholders, as well as directors, and waivers of those notices, may be given by electronic transmission, and (ii) attendance by a shareholder at a meeting of shareholders will constitute a waiver of notice of that meeting, except when the shareholder attends for the express purpose of objecting at the beginning of the meeting to the transaction of business because the meeting was not lawfully called or convened.

(c)	Former Section 7, which provided for the Company to indemnify certain persons to the maximum extent permitted by the Delaware Corporation Statutes, has been replaced by a more detailed indemnification provision. New Section 7 specifically addresses common indemnification issues, consistent with provisions of the Delaware Corporation Statutes, including (i) advancement of expenses, (ii) indemnification for service for other entities at the request of the corporation, (iii) continuation of indemnification following the conclusion of service, (iv) claims procedures, (v) the effect of payment from insurance and other sources, (vi) the effect of repeal of indemnification bylaws, (vii) non-exclusivity of rights, and (viii) permissive indemnification by the corporation. However, though new Section 7 continues to require the Company to indemnify directors, officers and employees to the maximum extent permitted, it provides for the indemnification of the Company’s agents to be permissive rather than mandatory.

(d)	Former Section 8 pertaining to the recovery of nondeductible compensation has been deleted as not appropriate for the Bylaws.

(e)	A new Section 8 has been added to provide that, unless the Company consents in writing to another forum, the United States District Court for the Eastern District of North Carolina or, if that court lacks jurisdiction, any North Carolina state court that has jurisdiction, will be the sole and exclusive forum for certain types of legal actions brought against or on behalf of the Company.

Item 9.01              Financial Statements and Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description

Exhibit 2.1*	Agreement and Plan of Merger by and between the Company and South, dated as of June 10, 2014.

Exhibit 3.1	Amended and Restated Bylaws of the Company.

Exhibit 99.1	Press Release issued June 10, 2014.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc. (Registrant)

By:	/s/ Glenn D. McCoy
Glenn D. McCoy Chief Financial Officer

Date:  June 10, 2014

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1*	Agreement and Plan of Merger by and between the Company and South, dated as of June 10, 2014.

Exhibit 3.1	Amended and Restated Bylaws of the Company.

Exhibit 99.1	Press Release issued June 10, 2014.